Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.2

Concession Title, dated October 24, 2000, granted to Aerolitoral, S.A. de C.V. by the Ministry of Infrastructure, Communications and Transportation (Secretaría de Infrastructura, Comunicaciones y Transportes).1

[1]

This document is originally in Spanish. The English translation provided herein is merely referential, and in case of discrepancies between the Spanish and the English version, the Spanish version shall prevail in all respects.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

CONTENT

TITLE

Annexes:

1)	Aircraft List

2)	Route List

3)	Operation Base and Sub-base

4)	Development Program

5)	Mexican Emergency Official Standard

(NOM-EM-052-SCT3-1999).

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

CONCESSION FOR THE PROVISION OF REGULAR NATIONAL PUBLIC AIR PASSENGER, CARGO AND MAIL TRANSPORTATION SERVICE, GRANTED BY THE FEDERAL GOVERNMENT, THROUGH THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION, HEREINAFTER “THE MINISTRY”, TO AEROLITORAL, S.A. DE C.V., HEREINAFTER “CONCESSIONAIRE”, UNDER THE FOLLOWING BACKGROUND AND CONDITIONS:

BACKGROUND

I.

“CONCESSIONAIRE” Aerolitoral S.A. de C.V. was initially incorporated as a mercantile company named Aeroactivos, Sociedad Anónima de Capital Variable, under Mexican Law, pursuant to public deed number 40,167, dated December 31, 1996, granted before Mr. Roberto Núñez y Bandera, Notary Public number 1 of Mexico City, Federal District, due to the split-off of Aerovías de México, S.A. de C.V., which was recorded under mercantile folio 217315, item 13217 of the Public Registry of Property and Commerce of Mexico City, Federal District, on February 6, 1997.

Through public instrument 40,887 dated June 17, 1997, granted before Mr. Roberto Núñez y Bandera, Notary Public number 1 of Mexico City, Federal District, the change of the corporate name from Aeroactivos Sociedad Anónima de Capital Variable to Aerolitoral Sociedad Anónima de Capital Variable was attested, which was recorded under mercantile folio 217315, item 12674 of the Public Registry of Property and Commerce of Mexico City, Federal District, on June 30, 1997.

Through public instrument 40,931 dated June 30, 1997, granted before Mr. Roberto Núñez y Bandera, Notary Public number 1 of Mexico City, Federal District, the merger of Aeroliteral, Sociedad Anónima de Capital Variable, as Merging Company, with Servicios Aéreos Litoral, Sociedad Anónima de Capital Variable as merged company, which was recorded under mercantile folio 217315 and 42226, item 11172 of the Public Registry of Property and Commerce of Mexico City, Federal District, on July 18, 1997.

II.	The domicile stated by the “CONCESSIONAIRE” to receive notices is located at Avenida Paseo de la Reforma No. 445, Colonia Cuauhtémoc, C.P. 06500, Mexico, Federal District.

III.

The “CONCESSIONAIRE”, based on the provisions of the Civil Aviation Law and its Regulations, requested in writing from “THE MINISTRY” to grant it a concession to provide the passenger, cargo and mail regular national public air transportation service, which it had been providing as established in the Law of General Means of Communication.

IV.

The “CONCESSIONAIRE” accredited before “THE MINISTRY” its technical, financial, legal and administrative capacity to provide the aforementioned service, under quality, security, timeliness, permanence and price conditions, as well as the availability of the necessary infrastructure for its operations, and the trained technical, aviation and administrative personnel, required to comply with its obligations under this Concession, as provided in Article 9 of the Civil Aviation Law and other related articles of its Regulations.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

V.

The “CONCESSIONAIRE’S” legal representative, Mr. Alfonso Pasquel Bárcenas, proved his legal capacity with public deed number 43,998, dated October 13, 1999, granted before Mr. Roberto Núñez y Bandera, Notary Public number 1 of Mexico City, which first testimony was registered in the Public Registry of Property and Commerce of the Federal District, under mercantile folio number 217315, item 42287, dated December 2, 1999, which powers and authority have not been revoked or modified in any way whatsoever, which are sufficient for the execution of this Concession.

Pursuant to the referred background, and on the provisions of Articles 36, section IV of the Organic Law of the Federal Public Administration; 51 of the Law of General Means of Communication; 4, 5, section I, item a), 6, section 9, 10, 12, 13, 14, 15, 16, 17, 18, 19, 42, 61, 74, 86, 87, 89 and other related articles of the Civil Aviation Law; 1, 2, 3, 18, 19, 20, 21, 22, 23, 24, 49, 50, 51, 52, 54, 64, 65, 66, 67, 197 and 198 of its Regulations, and 5, section XI, of the Internal Regulations of the Ministry of Communications and Transportation, “THE MINISTRY” grants this Concession to the “CONCESSIONAIRE”, which shall be subject to the following:

CONDITIONS

Chapter I

Defined Terms

1. Defined Terms. For the purposes of this Concession, it shall be understood as:

Concession: The concession granted to “CONCESSIONAIRE” as provided herein.

Stop for non-commercial purposes: Landing for purposes other than passenger, cargo and mail boarding and landing.

Frequency: Round trips made by an aircraft on an authorized route during a specific period of time.

Schedules-Itineraries: Air operations authorized to the “CONCESSIONAIRE” by “THE MINISTRY”, which comprise the route(s), frequency(ies), and times of arrival and departure, local and/or zulu time, at each airport.

Law: Civil Aviation Law (Ley de Aviación Civil).

Regulations: Regulations of the Civil Aviation Law (Reglamento de la Ley de Aviación Civil).

Service: It has the meaning stated in Condition 2.1. hereof.

Zulu: Z time, GTM time, Greenwich time.

The rest of the terms used herein, shall have the meaning attributed thereto in the Law, the Regulations and other applicable legal provisions.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Chapter II

Purpose and Scope

2.1.	Purpose. The purpose of this Concession is that “THE CONCESSIONAIRE” provides regular national public air passenger, cargo and mail transportation service.

2.2.

Provision of the Service by Third Parties. The Service shall be rendered directly by “THE CONCESSIONAIRE”, except in case that it has executed commercial and cooperation agreements with another concessionaire or licensee, which shall be deemed as a third party for the provision of the Service. A copy thereof shall be delivered to “THE MINISTRY”, before they take effect, as provided in Article 26 of the Law.

Without prejudice to the provisions of Article 16 of the Law, and condition number 11.7. below, the provision of the Service by third parties, in terms of the commercial agreements that “THE CONCESSIONAIRE” may execute, shall not translate, by any means, into a full or partial assignment of the rights granted by this Concession, particularly the air traffic rights.

2.3.

Joint and Several Liability. In the case mentioned in the previous condition, “THE CONCESSIONAIRE” shall be jointly liable for the provision of the Service, and shall be liable for damages, if applicable, that may be caused to users and third parties; the terms of the provision of the Service, shall in any case be agreed under lower conditions than those originally agreed by “THE CONCESSIONAIRE”. The relevant routes, compensation and liabilities shall be determined by the agreements executed for such purposes by “THE CONCESSIONAIRE” with third parties.

Chapter III

Applicable Law

3.1.

Applicable Law. The provision of the Service, matter of this Concession, is subject, without limitation, to the provisions of the Political Constitution of the United Mexican States, to the Law and Regulations, to International Treaties executed and to be executed by the President of the Republic, with the approval of the Senate, and Interinstitutional Agreements; to the Law of General Means of Communication, the General National Property Law, the Federal Law of Administrative-Law Procedure, the applicable Federal Civil Commerce Codes, and the Federal Code of Civil Procedure, the Airports Law, the Federal Weights, Measure and Standards Law, the Federal Economic Competition Law, the General Ecological Balance and Environmental Protection Law, and their Regulations, and other applicable technical and administrative provisions on the matter, issued by “THE MINISTRY”, to the provisions hereof and of the Annexes that comprise it, as well as the Mexican Official Standards, which due to their nature, are applicable to this Concession, and to the provisions on mitigation of environmental impact, issued by competent authorities, and to the rest of the legal provisions that are applicable due to their nature. “THE CONCESSIONAIRE” undertakes to observe and comply with them.

“THE CONCESSIONAIRE” agrees that if the legal precepts and administrative provisions mentioned in the previous paragraph are derogated, amended or added, it shall be subject, at any time, to the new laws and the new legal and administrative provisions that are issued on the matter, as of the moment they are binding.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Chapter IV

Aircrafts

4.1.	Aircrafts. “THE CONCESSIONAIRE” shall provide the Service mentioned herein with the aircraft authorized by “THE MINISTRY”, which are detailed in Annex 1, hereof.

“THE CONCESSIONAIRE” shall be liable for the aircraft, which will be operated under this Concession, to carry on board the official documents and certificates that prove compliance with the obligations hereof, the Law and other applicable provisions.

“THE CONCESSIONAIRE” undertakes to notify “THE MINISTRY” about the registration and cancellation of registration of its aircraft in the Mexican Aeronautics Registry, for the provision of the concessioned service, in order for “THE MINISTRY” to amend, if applicable, Annex 1 hereof.

In order to perform any change to the number or type of the aircraft described in Annex 1 hereof, “CONCESSIONAIRE” shall request the authorization from “THE MINISTRY”, as provided in Article 20 of the Regulations.

4.2.

Aircraft Maintenance. “THE CONCESSIONAIRE” undertakes to keep and maintain, during the term hereof, its aircraft in operation and service, in airworthiness condition, in accordance with applicable provisions.

Aircraft maintenance shall be performed as provided in the manufacturer’s manuals, service bulletins, and airworthiness guidelines, acknowledged by the aviation authority of the country of the aircraft’s manufacturer, as well as in the relevant mexican official standard, and it shall be performed at “THE CONCESSIONAIRE’S” aviation workshops, or in those it hires to such purposet, which shall have a permit from “THE MINISTRY”. In case that said work is performed abroad, it shall have prior authorization from “THE MINISTRY”, and when required, the results thereof and the documents that prove that the relevant work has been performed shall be provided thereto.

Chapter V

Routes and Operation Base

5.1.	Routes. “THE CONCESSIONAIRE” may perform flights solely on the authorized routes, according to Annex 2 hereof, which shall appear in its schedules-itineraries authorized by “THE MINISTRY”.

If “THE CONCESSIONAIRE” intends to add or exclude routes, it shall request so in writing to “THE MINISTRY”, in order to amend Annex 2 hereof, if appropriate.

Likewise, “THE MINISTRY” shall authorize the schedules-itineraries of the combination of routes established in Annex 2 hereof, without implying an amendment to the aforementioned Annex, and it shall suffice that “THE MINISTRY” and “THE CONCESSIONAIRE” add the relevant authorization documents to the appendix of Annex 2.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

5.2.

Operation Base. “CONCESSIONAIRE’S” operation base is the public service civil airport authorized by “THE MINISTRY” to be used in most of its flights as departure point and final destination of the operations of its aircraft, where generally, preservation, administration, operation and airworthiness condition controls are performed by the aviation authority, which is stated in Annex 3 hereof. The Operation Base may be modified, prior authorization from “THE MINISTRY”, without implying the amendment of the Concession.

“THE CONCESSIONAIRE” may have operation sub-base(s), understanding as such the alternative public service civil airport(s) authorized by “THE MINISTRY”, acknowledged as origin and destination of any of its flights, sometimes for maintenance service. If applicable, the “CONCESSIONAIRE’S” operation sub-bases shall be those detailed in Annex 3 hereof.

5.3.

Position for Boarding and Landing of Passengers, Loading and Unloading of Cargo and Mail. “THE CONCESSIONAIRE” undertakes to accept the allocation of positions for boarding and landing of passengers, loading and unloading of cargo and mail, as well as for extended stays of aircraft, designated by the relevant airport administrator, as provided in the Airports Law (Ley de Aeropuertos). Likewise, “THE CONCESSIONAIRE” is responsible for complying with all contractual obligations resulting from acts executed with the airport administrator, regarding the provision of airport and ancillary services.

Chapter VI

Limits, Term and Beginning of Operations

6.1.

Limits to the Concession Rights. “THE CONCESSIONAIRE” may not take advantage, exploit or use in any way the Concession for a purpose other than the one stated in condition 2.1. above. Likewise, “THE CONCESSIONAIRE” may not provide services other than, or additional to, those included in this Concession.

“THE MINISTRY” is entitled to freely grant other concessions to third parties, in order therefor to provide the Service; thus, this Concession does not grant exclusivity rights to “THE CONCESSIONAIRE”.

“THE MINISTRY” may unilaterally amend this Concession and its Annexes, in accordance with applicable provisions, and through its competent public officials. If “THE CONCESSIONAIRE” requests an amendment to the Concession and its Annexes, it shall prove compliance with all its obligations resulting here from.

6.2.	Term. This Concession shall have a 30-year term, as of the date when it is granted.

“THE CONCESSIONAIRE” may request an extension of the term hereof, as provided in Articles 10 of the Law and 24 of the Regulations.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

6.3.	Beginning of Operations. To begin the provision of the Service, “THE CONCESSIONAIRE” shall comply with the requirements of Article 20 of the Regulations, and prove to “THE MINISTRY” that:

a) It has a technical certificate granted by “THE MINISTRY” that its equipment has satisfactorily complied with the technical requirements;

b) Its schedules-itineraries have been authorized;

c) Its rates have been registered;

d) It has the relevant insurance policies;

e) It has hired air transit services;

f) It requested and paid the relevant duties for the registration of this Concession in the Mexican Aeronautics Registry, and

g) The aircraft with which it shall provide the Service have Mexican registers or, if applicable, have “THE MINISTRY’S” authorization for aircraft with foreign registers that may be leased by “THE CONCESSIONAIRE” for the provision of the Service, as provided in Article 45 of the Law.

6.4.

Suspension of Operations. Upon compliance of the operations established in condition 5.3. above, “THE MINISTRY” shall authorize “THE CONCESSIONAIRE” the beginning of operations. As of such time, “THE CONCESSIONAIRE” shall provide the Service continuously under the terms and conditions stated herein.

“THE MINISTRY” may authorize full or partial suspension of the Service, as long as “THE CONCESSIONAIRE”: a) proves that the cause for said suspension is fully justified, or b) proves that an unforeseeable or force majeure event occurred.

Chapter VII

Provision of Regular National Public Air Transportation Service

7.1.

Fairness in the Provision of the Services. “THE CONCESSIONAIRE” undertakes to provide the Service to requesting users, permanently, uniformly and in equal and non-discriminatory conditions, as provided in Article 17 of the Law, in order to promote an efficient development of regular aviation in Mexico.

7.2.

Operation Security. “THE CONCESSIONAIRE” shall be responsible for providing the Service according to the quality and security standards established by “THE MINISTRY”, complying with conditions 4.2., 5.1., 7.4., 7.5., 7.8. and 11.1 hereof, as well as those determined internationally.

7.3.

Airport Security. “THE CONCESSIONAIRE” undertakes to apply in the development of its activities, the ordinary emergency security programs approved by “THE MINISTRY”, within the framework of the National Airport Security Program, as amended. Such programs shall state, without limitation, the methods and procedures that shall be adopted to protect passengers, flight personnel, aircraft, facilities and services, as well as the preventive actions against illegal interference.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

7.4.

Technical Aviation Personnel. “THE CONCESSIONAIRE” shall be bound to follow, within the personnel hiring process mentioned in this item, the provisions of Article 32 of the Political Constitution of the United Mexican States, which, for the provision of the services, shall have the licenses that “THE MINISTRY” shall issue and authorize to such effect, as provided in Article 38 of the Law.

Likewise, “THE CONCESSIONAIRE” shall be responsible for said personnel to comply, for the provision of the Service, with the requirements stated by the Law, the Regulations, and other applicable provisions.

7.5.

Training. “THE CONCESSIONAIRE” shall develop training programs for its personnel, which it may coordinate with the various institutions it deems convenient. In case of technical aviation personnel, said training shall be done through institutions that have a valid permit from “THE MINISTRY”, as provided in Articles 11 and 39 of the Law, and Title Third, Chapter II of the Regulations.

“THE MINISTRY” may grant “THE CONCESSIONAIRE” permits for hiring foreign technicians as consultants or trainers of the technical aviation personnel, provided that said foreigners have a certification by the aviation authority of their country, and that the purpose of the courses is to improve the Service, or to use new equipment.

7.6.

Telecommunication Services. “THE CONCESSIONAIRE” shall have the necessary internal telecommunication services and systems for the due operation of the Service. For such effects, it may install a private telecommunication network, and its own systems, or it may hire authorized third parties for the provision thereof.

7.7.

Air Transit Control Services. “THE CONCESSIONAIRE” shall be bound to hire and use air transit, radio aid, meteorological, telecommunication, aeronautic information services, and other air transit aids, provided by “THE MINISTRY”, or the persons empowered therefor by it, as well as the airway system established by “THE MINISTRY” itself.

7.8.

Technical Requirements. For flight operation, “THE CONCESSIONAIRE” is bound to comply with the technical requirements established by “THE MINISTRY” and to prove compliance therewith through the certificate issued to such purpose by “THE MINISTRY” itself, which must be in force.

Chapter VIII

Development Program

8.

Development Program. While exercising the rights granted herein, “THE CONCESSIONAIRE” shall submit itself to the Service Development Program authorized by “THE MINISTRY”, which is included as Annex 4 hereof, and which contains the technical-operational study and the investment program of the Service, and its projections for a term of at least three years.

Any request for amending the Development Program submitted by “THE CONCESSIONAIRE” to “THE MINISTRY” shall be justified with the technical-operational and economic-financial studies it performs.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Chapter IX

Rates

9.

Rates. “THE CONCESSIONAIRE” shall freely establish Service rates under terms that allow to provide such Service under satisfactory quality, competitiveness, security and permanence conditions, which it shall register, together with their restrictions, before “THE MINISTRY” so they can take effect. In the case of the rates established by “THE MINISTRY”, mentioned in Article 43 of the Law, and other related articles of the Regulations, “THE CONCESSIONAIRE” shall be bound to apply them during the term determined to such effect by “THE MINISTRY”.

“THE MINISTRY” may, as provided in Article 43 of the Law, establish the rate regulation bases by itself, or per request from “THE CONCESSIONAIRE”, through the request submitted thereby in writing.

If “THE CONCESSIONAIRE” applies rates that have not been duly registered before “THE MINISTRY”, the relevant sanctions shall be applied thereto, and if applicable, the Concession revocation procedure shall begin, as established in applicable provisions, without prejudice to the actions that user decides to exercise against “THE CONCESSIONAIRE” for damages caused thereto.

Chapter X

Fees

10.

Fees. As of the granting of this Concession, “THE CONCESSIONAIRE” shall pay to the Federal Government the fees for the services related to the granting of the Concession, established by the Federal Duties Law, under the terms and frequency stated in said law.

Chapter XI

General Provisions

11.1.

Environment Protection. “THE CONCESSIONAIRE” shall comply with legal and administrative provisions, as well as with applicable International Treaties on ecological balance and environment protection matters.

The “CONCESSIONAIRE” shall be responsible for damages on ecological and environment protection matters, caused from the beginning of operations by the “CONCESSIONAIRE”, and which result in acts or omissions thereby, as provided in applicable laws and provisions on the matter.

The “CONCESSIONAIRE” shall comply, within the terms stated in Annex 5 hereof, with the Mexican official standard that establishes within the Mexican Republic the requirements for complying with the maximum allowed limits for noise emission caused by reaction subsonic, helix powered, supersonic aircraft, helicopters, auxiliary power units (APU), and systems related to the aircraft during ground operations.

11.2.

Damage Liability. “THE CONCESSIONAIRE” shall be responsible for damages caused to passengers, luggage, and cargo during transportation, as well as before third parties, as provided in the Law, the Regulations, and other applicable provisions.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

11.3.

Insurance. “THE CONCESSIONAIRE” undertakes to take insurance policies in the amounts that it must take as provided by the Law and the Regulations, and to keep them valid as long as the Concession lasts.

11.4.

Verification and Information. “THE CONCESSIONAIRE” shall be bound to allow access to its facilities to “THE MINISTRY’S” verifiers, or third parties authorized thereby, as well as to transport them in its equipment, in order therefor to perform the verification they are in charge of and, in general, to grant them all facilities and guarantees for such purposes, and to pay the legal expenses that result from this function.

Without prejudice to the powers of “THE MINISTRY” to request any other technical, financial, legal or administrative documentation and information, “THE CONCESSIONAIRE” shall deliver thereto, no later than in the month of May of each year, its annual audited financial statements of the previous year. Accounting information shall be provided under the terms of Articles 120 and 121 of the Law of General Means of Communication.

“THE CONCESSIONAIRE” shall submit to “THE MINISTRY” an annual economic-statistical report, and a quarterly report within the next fifteen days after the current quarter, which shall include, regarding the previous three months, the following information: a) technical, financial, administrative and statistical information about the air and service activities it performs; b) statistical traffic information by routes, occupation, yield, or other parameters generated by the operation of the franchised service, and c) information about the air fleet, and the personnel hired.

Such information shall be provided in the forms established by “THE MINISTRY”.

11.5.

About Capital Stock. If “THE CONCESSIONAIRE” amends its corporate bylaws, as well as its capital stock integration, it shall notify “THE MINISTRY” within the next thirty days after the date when said amendments become effective.

11.6.	Foreign Investment. Foreign investment in the “CONCESSIONAIRE’S” capital stock shall be subject to the provisions of the Law on the matter.

In the case of foreign shareholders, they shall not have more rights than those granted by Mexican law to nationals.

11.7.

About Assignment of Rights and Obligations. “THE CONCESSIONAIRE” may request the authorization of “THE MINISTRY”, in order to assign fully or partially the rights and obligations resulting here from. “THE MINISTRY” may authorize said assignment within a 92-calendar-day term as of the date when the relevant application is submitted, provided that concessionaire is not a foreign government or State, and expressly commits before “THE MINISTRY” to comply with the “CONCESSIONAIRE’S” obligations resulting herefrom, and those that “THE MINISTRY” establishes additionally.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Under no circumstances may “THE CONCESSIONAIRE” grant irrevocable powers for acts of administration and ownership, to the benefit of persons that imply, directly or indirectly, the transfer of the rights and obligations stated in this Concession.

11.8.	Termination. This Concession shall end due to any of the causes stated in Article 14 of the Law.

11.9.

Revocation. It shall be cause for termination hereof, in addition to those sated in Article 15 of the Law, if “THE CONCESSIONAIRE” has provided, or provides at any time, false information or documentation to “THE MINISTRY”. Likewise, it shall be cause for revocation, any amendment, without authorization from “THE MINISTRY”, of the information with which the technical, legal or administrative capacity is proven, which changes materially the circumstances that were taken into consideration for granting the Concession.

In case that due to breach of any of the conditions provided in this Concession, or that resulting from the verification mentioned in condition 11.4., or the results reported in the annual financial statements duly audited, that “THE CONCESSIONAIRE” submits to “THE MINISTRY”, the latter determines that it is not possible for “THE CONCESSIONAIRE” to continue operating under the technical and operational security levels required, both for its aircraft and equipment, and in order to protect the physical integrity of its personnel, users and assets, as well as of third parties, “THE MINISTRY” may order the temporary suspension of the concessioned service. The suspension shall last as long as necessary for “THE CONCESSIONAIRE” to comply with the relevant conditions, or to prove the technical, operational or financial capacity that guarantees the provision of the Service at the established security levels, according to applicable Legislation, as applicable.

11.10.

Procedure for the Imposition of Sanctions and Declaring Operation Suspension. In order to declare the revocation of this Concession, or imposition of sanctions, the Federal Law of Administrative-Law Procedure shall be followed.

In the case of service suspension, Articles 61 and 81 of the law mentioned in the previous paragraph shall apply.

11.11.	Sanctions. Breach by the “CONCESSIONAIRE” of any of the obligations mentioned in this Concession, without cause, shall be sanctioned as provided in the Law and the Regulations.

11.12

Requisition.- The Federal Government may, in case of acts of God, war, serious alteration of public order, or when fearing an imminent danger to national security, internal peace of the country, or national economy, requisition the necessary aircraft and other equipment of the Service, property and real estate property, and dispose of them as it deems convenient, as provided in Article 83 of the Law and other applicable provisions.

11.13.

Competent Courts. For everything related to the interpretation of, and compliance with, this Concession, except for what “THE MINISTRY” must resolve administratively, “THE CONCESSIONAIRE” agrees to submit itself to the jurisdiction of the competent federal courts of the Federal District; therefore, both parties waive the jurisdiction that may correspond thereto due to their current or future addresses.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

11.14.

Notices. “CONCESSIONAIRE” undertakes to inform “THE MINISTRY” in writing about any change of address during the term hereof, in the understanding that in case of omission, notices shall take effect at the address stated in Background ll hereof.

11.15.

Annexes. The Annexes mentioned herein, which are stated below, are considered to be part hereof. Annex 1. Aircraft List Annex 2. Route List Annex 3. Operation Base and Sub-bases Annex 4. Development Program, and Annex 5. Terms for complying with the Mexican Official Standard that establishes within the Mexican Republic the requirements for complying with the maximum allowed limits for noise emission caused by reaction subsonic, helix powered, supersonic aircraft, helicopters, auxiliary power units (APU), and systems related to the aircraft during ground operations.

The execution of this Concession by the “THE CONCESSIONAIRE” implies its unconditional agreement with its terms and conditions.

This Concession is granted in Mexico City, Federal District, on October 24, 2000.

HEAD OF THE MINISTRY OF COMMUNICATIONS AND TRANSPORTATION

[Signature]

CARLOS RUIZ SACRISTAN

By: AEROLITORAL,
S.A. DE C.V.

[Signature]

Alfonso Pasquel Bárcenas
Title: Legal Representative

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 1

LIST OF AIRCRAFT

FAIRCHILD M-III	SA227BC	XA-RWS	FAIRCHILD M-23	SA227DC	XA-SVB
FAIRCHILD M-III	SA227BC	XA-RXM	FAIRCHILD M-23	SA227DC	XA-SVC
FAIRCHILD M-III	SA227BC	XA-RXW	FAIRCHILD M-23	SA227DC	XA-SAQ
FAIRCHILD M-III	SA227BC	XA-RYY	FAIRCHILD M-23	SA227DC	XA-SBD
FAIRCHILD M-III	SA227BC	XA-RSB	FAIRCHILD M-23	SA227DC	XA-SBN
FAIRCHILD M-III	SA227BC	XA-SES	FAIRCHILD M-23	SA227DC	XA-SCI
FAIRCHILD M-III	SA227BC	XA-SFC	FAIRCHILD M-23	SA227DC	XA-SCS
FAIRCHILD M-III	SA227BC	XA-SHD	FAIRCHILD M-23	SA227DC	XA-SFX
FAIRCHILD M-III	SA227BC	XA-SHE	FAIRCHILD M-23	SA227DC	XA-TCJ
FAIRCHILD M-III	SA227BC	XA-SNF	FAIRCHILD M-23	SA227DC	XA-SGG
SAAB 340B		XA-TJR	FAIRCHILD M-23	SA227DC	XA-SGH
SAAB 340B		XA-CGO	FAIRCHILD M-23	SA227DC	XA-SGV
SAAB 340B		XA-TKT	FAIRCHILD M-23	SA227DC	XA-SVA
SAAB 340B		XA-TKA	SAAB 340B		XA-TJI
SAAB 340B		XA-TKL	SAAB 340B		XA-TQO
SAAB 340B		XA-TQX	SAAB 340B		XA-TQY

Authorized by THE MINISTRY

[Signature]

Juan Antonio Bargés Mestres

General Director of Civil Aviation

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 2

LIST OF ROUTES

1.	VERACRUZ, VER. – VILLAHERMOSA, TAB, AND BACK.

2.	MONTERREY, N.L. – TAMPICO, TAMPS. AND BACK.

3.	MONTERREY, N.L. – MONCLOVA, COAH. AND BACK

4.	MONTERREY, N.L. – LEON (EL BAJIO), GTO. AND BACK.

5.	MONTERREY, N.L. – TORREON, COAH. AND BACK.

6.	VERACRUZ, VER. – TAMPICO, TAMPS. AND BACK.

7.	MONTERREY, N.L. – SAN LUIS POTOSI, S.L.P. AND BACK.

8.	MONTERREY, N.L. – TORREON, COAH. – DURANGO, DGO. AND BACK.

9.	TORREON, COAH. – CHIHUAHUA, CHIH. AND BACK.

10.	TORREON, COAH. – MAZATLAN, SIN. AND BACK.

11.	MONTERREY, N.L. – TORREON, COAH. – CULIACAN, SIN. AND BACK.

12.	MONTERREY, N.L. – GUADALAJARA, JAL. AND BACK.

13.	TORREON, COAH. – GUADALAJARA JAL. AND BACK.

14.	MONTERREY, N.L. – CHIHUAHUA, CHIH. AND BACK.

15.	GUADALAJARA, JAL. – SAN LUIS POTOSI, S.L.P. AND BACK.

16.	GUADALAJARA, JAL. – LEON (EL BAJIO), GTO. AND BACK.

17.	GUADALAJARA, JAL. – MANZANILLO, COL. AND BACK.

18.	GUADALAJARA, JAL. – QUERÉTARO, QRO. AND BACK.

19.	GUADALAJARA, JAL. – MAZATLAN, SIN. AND BACK.

20.	LOS MOCHIS, SIN – LA PAZ, B.C.S. AND BACK.

21.	GUADALAJARA, JAL. – PUERTO VALLARTA, JAL. AND BACK.

22.	CULIACAN, SIN. – CHIHUAHUA, CHIH. AND BACK.

23.	GUADALAJARA, JAL. – IXTAPA/ZIHUATANEJO, GRO. AND BACK.

24.	LA PAZ, B.C.S. – CIUDAD OBREGON, SON. AND BACK.

25.	CHIHUAHUA, CHIH. – CIUDAD JUAREZ, CHIH. AND BACK.

26.	CIUDAD OBREGON, SON. – CHIHUAHUA, CHIH. AND BACK.

27.	LOS MOCHIS, SIN. – CHIHUAHUA, CHIH. AND BACK.

28.	CIUDAD OBREGON, SON. – HERMOSILLO, SON. AND BACK.

29.	MAZATLAN, SIN. – LA PAZ, B.C.S. AND BACK.

30.	HERMOSILLO, SON – CHIHUAHUA, CHIH. AND BACK.

31.	HERMOSILLO, SON. – CULIACAN, SIN. AND BACK.

32.	GUERRERO NEGRO, B.C.S. – HERMOSILLO, SON. AND BACK.

33.	HERMOSILLO, SON – CULIACAN, SIN. AND BACK.

34.	MONTERREY, N.L. – CULIACAN, SIN. AND BACK.

35.	MONTERREY, N.L. – MAZATLAN, SIN. AND BACK.

36.	SAN LUIS POTOSI, S.L.P. – AGUASCALIENTES, AGS. AND BACK.

37.	LA PAZ, B.C.S. – LORETO, B.C.S. AND BACK.

38.	LORETO, B.C.S. – CIUDAD OBREGON, SON. AND BACK.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 2

LIST OF ROUTES

39.	HERMOSILLO, SON. – MEXICALI, B.C.S. AND BACK.

40.	LA PAZ, B.C.S. – HERMOSILLO, SON. AND BACK.

41.	MONTERREY, N.L. – PIEDRAS NEGRAS, COAH. AND BACK.

42.	TORREON, COAH. – CIUDAD JUAREZ, CHIH. AND BACK.

43.	CULIACAN, SINN – SAN JOSE DEL CABO, B.C.S. AND BACK.

44.	LA PAZ, B.C.S. – SAN JOSE DEL CABO, B.C.S. AND BACK.

45.	GUADALAJARA, JAL. – DURANGO, DGO. AND BACK.

46.	CULIACAN, SIN – DURAANGO, DGO. AND BACK.

47.	CUALIACAN, SIN – CIUDAD OBREGON, SON. AND BACK.

48.	MONTERREY, N.L. – CIUDAD JUAREZ, CHIH. AND BACK.

49.	LOS MOCHIS, SIN. – SAN JOSE DEL CABO, B.C.S. AND BACK.

50.	CHIHUAHUA, CHIH. – GUADALAJARA, JAL. AND BACK.

51.	TAMPICO, TAMPS – VILLAHERMOSA, TAB. AND BACK.

52.	LEON (EL BAJIO), GTO. – QUERÉTARO, QRO. AND BACK.

53.	CULIACAN, SIN. – LOS MOCHIS, SIN. AND BACK.

54.	MONTERREY, N.L. – VERACRUZ, VER. AND BACK.

55.	MONTERREY, N.L. – DURANGO, DGO. AND BACK.

56.	MONTERREY, N.L. -AGUASCALIENTES, AGS. AND BACK.

57.	POZA RICA, VER. – CIUDAD DEL CARMEN, CAMP. AND BACK.

58.	VILLAHERMOSA, TAB. – CIUDAD DEL CARMEN, CAMP. AND BACK.

59.	TAMPICO, TAMPS. – POZA RICA, VER. AND BACK.

60.	MONTERREY, N.L. – PUERTO VALLARTA, JAL. AND BACK.

61.	CHIHUAHUA, CHIH. – DURANGO, DGO. AND BACK.

62.	LEON/BAJIO, GTO. – SAN LUIS POTOSI, S.L.P. AND BACK.

63.	TORREON, COAH. – PIEDRAS NEGRAS, COAH. AND BACK.

64.	AGUASCALIENTES, AGS. – PUERTO VALLARTA, JAL. AND BACK.

65.	LEON (EL BAJIO), GTO. PUERTO VALLARTA, JAL. AND BACK.

66.	GUADALAJARA, JAL. – ACAPULCO, GRO. AND BACK.

67.	MONTERREY,N.L. – POZA RICA, VER. AND BACK.

68.	GUADALAJARA, JAL. – CD. OBREGON, SON. AND BACK.

69.	CULIACAN, SIN. – LA PAZ, B.C.S. AND BACK.

70.	DURANGO, DGO. – MAZATLAN, SIN. AND BACK.

71.	GUADALAJARA, JAL. – LOS MOCHIS, SIN. AND BACK.

72.	HERMOSILLOS, SON. – LOS MOCHIS, SIN. AND BACK.

73.	CIUDAD DEL CARMEN, CAMP. – CAMPECHE, CAMP. AND BACK.

74.	QUERETARO, QRO. -SAN LUIS POTOSI, S.L.P. AND BACK.

75.	LEON (EL BAJIO), GTO. – SAN LUIS POTOSI, S.L.P. AND BACK.

76.	SAN LUIS POTOSI, S.L.P. – TAMPICO, TAMPS. AND BACK.

77.	CIUDAD VICTORIA, TAMPS. – TAMPICO, TAMPS. AND BACK.

78.	MONTERREY, N.L. – CIUDAD VICTORIA, TAMPS. AND BACK.

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 2

LIST OF ROUTES

79.	MONTERREY, N.L. – REYNOSA, TAMPS. AND BACK.

80.	MONTERREY, N.L. – MATAMOROS, TAMPS. AND BACK.

81.	REYNOSA, TAMPS. – MATAMOROS, TAMPS. AND BACK.

82.	TAMPICO, TAMPS. – MATAMOROS, TAMPS, AND BACK.

Authorized by THE MINISTRY

[Signature]

Juan Antonio Bargés Mestres

General Director of Civil Aviation

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 3

OPERATION BASE

The “CONCESSION HOLDER’S” operation base shall be the civil airport called:

International Airport Mariano Escobedo of Monterey, N.L.

MAINTENANCE BASE

International Airport Mariano Escobedo of Monterey, N.L.

MAINTENANCE SUB-BASE

International Airport Roberto Fierro of Chihuahua, Chih.

Authorized for THE MINISTRY

[Signature]

Juan Antonio Bargés Mestres

General Director of Civil Aviation

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 4

DEVELOPMENT PROGRAM

	2000	2001	2002	2003
DOMESTIC
ASK’s (000)	670,608	712,536	805,165	869,579
RPK’s (000) (O-D)	341,973	375,828	416,794	467,226
FO (%)	51%	53%	52%	54%
PASSENGERS	775,982	845,044	927,014	1,027,131
PASSENGER INCOME USD (000)	87,902	99,244	112,882	132,512
PASSENGER INCOME MXP (000)	908,907	1,117,484	1,365,875	1,666,999
YIELD USD (cents)	0.26	0.26	0.27	0.28
YIELD MXP (pesos)	2.66	2.97	3.28	3.57
AVERAGE FAIR USD	113	117	122	129
AVERAGE FAIR MXP	1,171	1,322	1,473	1,523

INTERNATIONAL
ASK’s (000)	114,815	127,239	143,780	155,282
RPK’s (000) (O-D)	53,792	57,934	62,858	68,830
FO (%)	47%	46%	44%	44%
PASSENGERS (O-D)	110,470	117,871	126,476	136,847
PASSENGER INCOME USD (000)	15,209	16,690	18,332	20,413
PASSENGER INCOME MXP (000)	157,257	187,928	221,812	256,801
YIELD USD (cents)	0.28	0.29	0.29	0.30
YIELD MXP (pesos)	2.92	3.24	3.53	3.73
AVERAGE FAIR USD	138	142	145	149
AVERAGE FAIR MXP	1,424	1,594	1,754	1,877

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

Annex 4

DEVELOPMENT PROGRAM

TOTAL ITINERARIES
ASK’s (000)	785,423		848,257		958,530		1,035,213
RPK’s (000)	395,765		433,762		479,652		536,056
FO (%)	50%		51%		50%		52%
PASSENGERS	886,452		962,916		1,053,490		1,163,978
PASSENGER INCOME USD (000)	103,111		115,934		181,214		152,925
PASSENGER INCOME MXP (000)	1,066,164		1,005,412		1,587,687		1,925,799
YIELD USD (cents)	0.26		0.27		0.27		0.29
YIELD MXP (pesos)	2.69		3.01		3.31		3.69
AVERAGE FAIR USD	116		120		125		131
AVERAGE FAIR MXP	1,203		1,356		1,507		1,653
AVAILABLE AIRCRAFT	33		34		36		37
AIRCRAFT IN SERVICE (AVERAGE)	31		32		34		35
DAILY USE	7.83		7.99		8.15		8.31
FLIGHT HOURS	(illegible	)	(illegible	)	(illegible	)	(illegible	)
LANDINGS	78,321		80,013		83,649		84,603
PERSONNEL	731		754		793		817
DESTINATIONS	41		46		50		53
DOMESTIC ROUTES	70		73		75		79
INTERNATIONAL ROUTES	9		12		15		16
INVESTMENT MXC (000)	47,500		52,300		56,598		60,645
EXCHANGE RATE	10.34		11.26		12.10		12.58

Authorized by THE MINISTRY

[Signature]

Juan Antonio Bargés Mestres

General Director of Civil Aviation

Confidential Treatment Requested Pursuant to 17 C.F.R. Section 200.83

ANNEX 5

MEXICAN OFFICIAL STANDARD ON EMERGENCIES

NOM-EM-052-SCT3-1999

THE MEXICAN EMERGENCY OFFICIAL STANDARD NOM-EM-052-SCT3-1999 ESTABLISHES WITHIN THE MEXICAN REPUBLIC THE REQUIREMENTS TO COMPLY WITH THE MAXIMUM LIMITS ALLOWED OF NOISE EMISSION GENERATED BY SUB-SONIC REACTION, HELIX POWERED, SUPERSONIC AIRCRAFT, HELICOPTERS, AUXILIARY POWER UNITS (APU) AND SYSTEMS RELATED TO THE AIRCRAFT DURING GROUND OPERATIONS.

Federal Official Gazette on November 26, 1999

With the purpose of establishing the compliance terms for the aforementioned Official Standard in its item 14.3, and taking into consideration that this Company has to date a fleet of 66 aircraft, the compliance periods for their homologation to the noise emission levels marked in Section 5, Table 3 of the official Standard shall be the following:

Taking into consideration that at present the aircraft fleet it has are already homologated to the standards stated by the aforementioned standard, it is not necessary, for the time being, to grant any term for its compliance.

However, please be advised that in case there is any change to the air fleet or the terms of the official standards in force applicable to such effect, due compliance thereof must be observed.

The above based on Article 76 of the Civil Aviation Law.

Authorized by THE MINISTRY

[Signature]

Juan Antonio Bargés Mestres

General Director of Civil Aviation